Federated Target ETF Fund 2015

Federated Target ETF Fund 2025

Federated Target ETF Fund 2035

Class A Shares

(Each a portfolio of Federated Managed Allocation Portfolios)
SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2008

The following changes are effective December 31, 2008.

Under the heading entitled “How are the Funds Sold?,” please delete the first paragraph and replace it with the following:

The Funds offer three Share classes: Class A Shares, Class K Shares, and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

December 22, 2008

Cusip             314212788
Cusip             314212853
Cusip             314212820

39758 (12/08)

Federated Target ETF Fund 2015

Federated Target ETF Fund 2025

Federated Target ETF Fund 2035

Class K Shares

(Each a portfolio of Federated Managed Allocation Portfolios)
SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2008

The following changes are effective December 31, 2008.

Under the heading entitled “How are the Funds Sold?,” please delete the first paragraph and replace it with the following:

The Funds offer three Share classes: Class A Shares, Class K Shares, and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

December 22, 2008

Cusip             314212846
Cusip             314212812
Cusip             314212770

39757 (12/08)

Federated Target ETF Fund 2015

Federated Target ETF Fund 2025

Federated Target ETF Fund 2035

Institutional Shares

(Each a portfolio of Federated Managed Allocation Portfolios)
SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2008

The following changes are effective December 31, 2008.

1. Under the heading entitled “How are the Funds Sold?,” please replace the current disclosure with the following:

The Funds offer three Share classes: Class A Shares, Class K Shares, and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below.  In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor.  As a general matter, Shares are not available for direct investment by natural persons.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008; and
•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below):

•	An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
•	An investor, other than a natural person, purchasing Shares directly from the Fund; and
•	In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.

Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

2. Under the heading “How to Purchase Shares,” please delete the first paragraph and replace it with the following:

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares.

Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000.  There is no required minimum subsequent investment amount.  All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

3. Under the heading “Accounts with Low Balances,” please replace the first sentence with the following:

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000.

December 30, 2008

Cusip             314212838
Cusip             314212796
Cusip             314212762

39756 (12/08)